UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2025

ScanTech AI Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42463	93-3502562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Enterprise Drive Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

+1 (470) 655-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 1, 2025, ScanTech AI Systems Inc. (the “Company”) entered into a Consultancy Agreement (the “Agreement”) with FSR Group Pte. Ltd. (“FSR Capital”), a company incorporated in Singapore.

Pursuant to the Agreement, FSR Capital will provide advisory and consultancy services to the Company in the areas of capital markets strategy (including investment planning, investor identification, structuring, and negotiation support), Nasdaq compliance (including guidance on communications, responses to deficiency notices, and related governance matters), and SEC reporting and public communications (including commentary on draft disclosures and investor relations positioning).

The Agreement has an initial term of six months, commencing on September 1, 2025, and may be renewed by mutual agreement. The Company has agreed to pay FSR Capital an advisory fee (the “Advisory Fee”) equal to 2.5% of the Company’s outstanding share capital as of the effective date of the Agreement, equivalent to approximately 1,206,500 shares of common stock. The Advisory Fee is payable in the form of fully-paid and non-assessable shares of the Company’s common stock, issued in compliance with applicable United States (“U.S.”) securities laws and Nasdaq rules, as elected by the Company’s board of directors.

The Agreement includes clawback provisions requiring a partial refund of the Advisory Fee if the Agreement is terminated by the Company for Cause (as such term is defined in the Agreement). Either party may terminate the Agreement without Cause upon 30 days’ written notice, in which case no clawback applies.

The services are non-exclusive, and FSR Capital makes no warranty of any specific outcome.

The Agreement contains standard provisions regarding confidentiality, compliance with laws (including Nasdaq and SEC rules), representations and warranties, indemnification, limitation of liability, as well as other miscellaneous terms.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 3, 2025, the Company issued a press release announcing its entry into the Agreement with FSR Capital. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consultancy Agreement, dated September 1, 2025, by and between ScanTech AI Systems Inc. and FSR Group Pte. Ltd.
99.1	Press Release, dated September 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding the Company’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including the services to be provided by FSR Capital pursuant to the Agreement, revenue growth and financial performance, balance sheet structuring, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Additionally, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on the current expectations and beliefs made by the management of the Company, in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effect on the Company, as well as other factors they believe are appropriate under the circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including product and service acceptance, regulatory oversights, research and development success, and that the Company will have sufficient capital to operate as anticipated. Should one or more of these risks of uncertainties materialize, or should any of the assumptions of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the filings of the Company (and its predecessor, Mars Acquisition Corp.) with the U.S. Securities and Exchange Commission (the “SEC”), and in the current and periodic reports filed or furnished by the Company (and its predecessor, Mars Acquisition Corp.) from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may otherwise be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2025	SCANTECH AI SYSTEMS INC.

	By:	/s/ Dolan Falconer
	Name:	Dolan Falconer
	Title:	Chief Executive Officer